CSFB 2003 Leveraged Finance Research Media and Telecom Conference

November 21, 2002

FairPoint Communications, Inc.

Presenters:

Peter Nixon, Chief Operating Officer

Walter Leach, Chief Financial Officer, SVP

Discussion Topics:

- Company Profile
- Industry Challenges
- Financial Review

Company Overview

- Established in 1991 to acquire Rural Local Exchange Carriers (RLECs)
- Currently operate 25 RLECs in 17 states serving approximately 248,589 access line equivalents (Voice access lines plus DSL served over those access lines)
- 16th largest local telephone company in the U.S.
- 78% of access lines serve residential customers, 22% of access lines serve small business customers who primarily have 1 or 2 lines
- RLEC revenue and EBITDA of $228.5 million and $132.7 million, respectively, for 2002

Revenue by Market


Small Business 22.0%
Residential 78.0%

Revenue by Service


Other Services 8.0%
Data & Internet Services 4.0%
Local Calling 23.0%
USF-HICost 10%
Long Distance Services 7.0%
Interstate 29.0%
Intrastate 19%

Note: FYE 12/31/02.

Access Line Equivalents Footprint



As of 9/30/03 (1)	
Maine	66,789(2)
Florida	54,321
Washington	43,822
New York	51,007(3)
SUBTOTAL:	**215,939**
TOTAL:	**269,259**(4)

- Areas of customer concentration, best opportunities to rationalize footprint

(1) Pro-forma for pending acquisitions and South Dakota divestiture completed 9/30/03

(2) Includes Pending Acquisition of a Maine RLEC serving approximately an additional 13,493 access line equivalents

(3) Includes Pending Acquisition of a New York RLEC serving approximately an additional 7,177 access line equivalents

(4) Excludes 4,479 Access Line Equivalents from South Dakota Divestiture completed 9/30/03

Rural Market Niche with Large Barriers to Entry

Communities served by FairPoint in each population range


105
31
11
5
2
>10,000
>7,500
>5,000
>2,500
<2,500

As of 9/30/03

- **Significant Economic Barriers to Entry:**
  - Low subscriber density
  - 78% of residential lines
  - Capital Intensive
- **Virtually no wireline competition**
- **Only limited competition from cable systems and wireless technology**

FairPoint has very limited competition in the rural markets it serves

Predictable and Consistent Free Cash Flow from Rural Telephone Business

- Demand for rural telephone services from residential and small business customers in rural parts of the country has historically been very stable despite changing economic environments
- As a result, FairPoint has experienced modest growth of its access lines in service over the last three years while RBOCs have lost a significant number of access lines over this period

Percent Gain / (Loss) in Access Lines: October 1, 2000 – September 30, 2003


0.7%
(8.6%)
(7.9%)
(8.9%)
(18.2%)
FairPoint
Qwest
Bell South
Verizon
SBC

(FairPoint access lines exclude those properties acquired or divested after 9/30/00)

FairPoint's stable access line count underlies the Company's predictable and consistent revenue stream

Industry Challenges

Regulation • Competition • Growth

Current RLEC Challenges

Regulation

- Intrastate Access Reform
- Pressure on Universal Service Fund *(USF)*
- Inter Carrier Compensation

Competition

- Wireline
- Internet Connectivity
- Wireless – Voice & Data

Top Line Revenue Growth

- Regulated Revenues [Support]
- Non-regulated Revenues [Performance]

FairPoint communications, inc.

Regulation

Challenges & Opportunities

Intrastate Access Reform

Challenge

- Lower Intrastate access rates to “mirror” Interstate access rates
- Minutes of Use sensitive revenue streams

Response

- Rate rebalancing via a local rate increase and/or State USF
- Continuation of Rate of Return Regulation
- Four consecutive quarters of positive last twelve month same store MOU Growth

Regulation

Challenges & Opportunities

Pressure on Universal Service Fund *(USF)*

Challenge

- Increasing number of eligible participants
  - Wireless carriers getting CETC status
- Increasing funding requirements will lead to USF cap

Response

- FairPoint taking leadership role in developing legislative and regulatory policies to rationalize USF funding
- New rules likely to limit portability
- New contribution methodology and contributors

Competition

Challenges & Opportunities

Wireline (Overbuild or UNEP Competitors and Cable)
Challenge • Alternative carrier(s) (voice and data) entering our markets
Response • Rural demographics and significant capital required discourage investment for voice and data services • Minimal competition in any FairPoint market today • Developing technology will facilitate other entertainment services over copper (VODSL)

FairPoint communications, inc.

Competition

Challenges & Opportunities

Internet Connectivity

Challenge

- Voice Over Internet Protocol *(VOIP)*
- Instant Messaging and E-mail replacing voice calls

Response

- FairPoint becoming dominant ISP in its markets
  - -Broadband offering in most of its exchanges
  - -Become dominant VOIP provider in our markets
- Instant Messaging – affects only Intrastate access revenues

Competition

Challenges & Opportunities

Wireless – Voice

Challenge

- Wire line replacement

Response

- Poor coverage limits access line replacement
- Impact on Intrastate MOU growth, not access line replacement

Wireless – Data

Challenge

- Competitive Wireless ISP offerings

Response

- FairPoint is deploying wireless broadband product offering in select markets

Top Line Revenue Growth

Challenge

- Slower economic growth has impacted access line growth and end user purchases of additional telecommunications services

Response

- Focus on Performance Revenues
  - -Bundling local, Internet, long distance, and enhanced services
  - -Broadband Services
    - -DSL
    - -Wireless Broadband
    - -VODSL
    - -Cable Modem
    - -VOIP

FairPoint communications, inc.

FairPoint Business Strategy

- Cross-Sell and Develop Additional Services to
- Reinforce Strong Customer Loyalty and Brand Identity through Superior Customer Service and Local Presence
- Increase Revenue per Customer Continue to Improve Operating Efficiency and Profitability
- Manage Acquisition and Divestiture Processes to Optimize Our Footprint While Focusing on Delevering

Proven Track Record



Projected EBITDA
($ in millions)
Average acquisition multiple is 7-8x LTM EBITDA and 2-Yr forward multiple is 5-6x LTM EBITDA
$3.0
$3.3
$9.4
$11.1
$2.9
$3.7
$6.2
$7.2
$36.6
$41.4
$9.2
$11.9
$40.4
$42.3
1993
1994
1996
1997
1998
1999
2000
Projected 2 Yr Forward EBITDA at Acquisition
Actual 2 Yr Forward EBITDA

FairPoint communications, inc.

Financial Review

Strong Historical RLEC Revenue and EBITDA Growth with Stable Margins

RLEC Historical Revenues and EBITDA 1994 – 2002



($ in millions)
Revenue
EBITDA
$14.0
$8.8
$24.7
$14.1
$30.4
$17.6
$43.8
$24.1
$86.9
$44.1
$133.8
$69.0
$191.8
$111.4
$225.1
$123.6
$228.5
$132.7
1994
1995
1996
1997
1998
1999
2000
2001
2002

	1994	1995	1996	1997	1998	1999	2000	2001	2002
EBITDA Margin	**62.8%**	**56.8%**	**58.1%**	**55.0%**	**50.7%**	**51.6%**	**58.1%**	**54.9%**	**58.1%**

2003 Refinancing Objectives

- Removed refinancing uncertainty with regard to revolvers maturing in 2004
- Extended the next maturity on any debt to 2007
- Reduced future amortization payments significantly

($ in millions)

	2003	2004	2005	2006	2007	Total
Current	$3,266	$171,227	$89,290	$72,205	$15,731	$351,719
Amended	–	20,000	20,000	30,000	88,500	158,500

- Repurchased a portion of the PIK Preferred Equity at a discount to increase the value of the common equity
- Repurchased a portion of the Carrier Services debt at a discount

Restricted Group Debt Capitalization

($ in Millions)

	12/31/02	9/30/03
Demand Notes	$0.4	$0.4
Senior Long-Term Debt (1)	368.4	172.1
Senior Notes	-	225.0
Total Senior Debt	$368.8	397.5
Senior Subordinated Debt	400.0	383.2
Other Subordinated Debt	7.0	7.0
Total Debt	$775.8	$787.7

(1) Excludes Carrier Services Debt (An unrestricted Subsidiary)

(2) Ending Cash Position was $4.8 and $32.3 million at 12/31/02 and 9/30/03, respectively

FairPoint communications, inc.

Nine Months Operating Results for the Period
Ended September 30, 2003
(Year over Year Comparison)

Consolidated Revenues	Up 0.7% to $171.7 million
Consolidated Cash Operating Expenses (1)	Up 2.8% at $2.2 million
Adjusted Consolidated Operating Cash Flow (EBITDA) (2)(3)	Up 0.6% to $101.0 million
Adjusted RLEC Operating Cash Flow (EBITDA) (2)(3)	Up 1.3% to $100.8 million
Access Line Equivalents (4)(5)	Up 0.6% to 248,589

(1) Excludes depreciation and amortization, stock-based compensation and South Dakota properties divested 9/30/03

(2) Excludes non-cash items

(3) Includes operations from South Dakota properties divested on 9/30/03

(4) Sequential Quarter over Quarter comparison

(5) Voice Access Lines Plus DSL Served over those Access Lines (Voice Access Lines @236,318; DSL @ 12,271 as of 9/30/03)

FairPoint communications, inc.

Credit Statistics

($000 Omitted)		9/30/2003
Interest Coverage Ratio		
Interest Expense	$	80,729
Total Covenant EBITDA		131,291
Ratio		1.63x
Covenant		1.50x
Total Leverage Ratio		
Consolidated Net Debt	$	758,068
Total Covenant EBITDA		131,291
Ratio		5.77x
Covenant		6.50x
Senior Secured Leverage Ratio		
Senior Consolidated Debt	$	142,681
Total Covenant EBITDA		131,291
Ratio		1.09x
Covenant		1.75x

FairPoint communications, inc.

Common Equity Ownership

Summary



7.6%
21.8%
38.2%
32.4%
T.H. Lee
Kelso & Company
Founders/Mgt
Bank Group

Key Credit Considerations

- Predictable and Consistent Cash Flow from Rural Telephone Business
- Supportive Regulatory Environment
- Favorable Rural Market Dynamics
- Technologically Advanced Infrastructure and Significant Scale
- Established Acquisition Platform and Demonstrated Integration Expertise
- Substantial Equity Base Provided by Thomas H Lee and Kelso
- Experienced Management Team
- Strong Free Cash Flow

FairPoint communications, inc.

FairPoint communications, inc.

CSFB 2003 Leveraged Finance Research Media and Telecom Conference